                                                              EXHIBIT 21

                   SUBSIDIARIES OF EMERSON ELECTRIC CO.

                             SEPTEMBER 30, 1999

                                                                Jurisdiction
                                                                    of
Legal Name                                                      Incorporation
----------                                                      -------------
ADI Control Techniques Drives, Inc.                              California
Alco Controls S.A. de C.V.                                       Mexico
Applied Concepts, Inc.                                           Pennsylvania
Astec International Holdings Limited                             UK
     Astec America Inc.                                          Delaware
          AAI Export Inc.                                        Barbados
          BI Technologies Corporation                            Delaware
               BI Technologies S.A. de C.V.                      Mexico
          ENI Technology Inc.                                    Delaware
          Emersub LXXV, Inc.                                     Delaware
     Astec America de Mexico, S.A. de C.V.                       Mexico
     Astec Electronics (Malaysia) Sdn Bhd                        Malaysia
     Astec Germany GmbH                                          Germany
     Astec International Limited                                 Hong Kong
          Astec Advanced Power Systems B.V.                      Netherlands
               Astec Advanced Power Systems Ltd.                 Canada
          Astec Advanced Power Systems Ltda.                     Brazil
          Astec Advanced Power Systems (Malaysia) Sdn Bhd        Malaysia
               Astec Advanced Power Systems (Penang) Sdn Bhd     Malaysia
          Astec Agencies Limited                                 Hong Kong
          Astec Custom Power (Hong Kong) Limited                 Hong Kong
          Astec Custom Power (Philippines) Inc.                  Philippines
          Astec Custom Power (Singapore) Pte Ltd                 Singapore
          Astec Electronics Company Limited                      China
          Astec Electronics (Luoding) Co. Ltd.                   China
          Astec Japan Limited                                    Japan
          Astec Pekan Sdn Bhd                                    Malaysia
          Astec Power Supply (Shenzhen) Co. Ltd.                 China
          BI Technologies Corporation Sdn Bhd                    Malaysia
          BI Technologies Pte Ltd.                               Singapore
          ENI Taiwan Limited                                     Taiwan
     Astec Power Inc.                                            BVI
     BI Technologies GmbH                                        Germany
     BI Technologies S.r.l.                                      Italy
     BI Technologies Japan Limited                               Japan
          ENI Japan Limited                                      Japan
     Stourbridge Holdings (UK) Limited                           UK
          BI Technologies Limited                                UK
          Brandenburg Limited                                    UK
          Mirroware Manufacturing Limited                        UK
               Astec Europe Ltd.                                 UK
                         Astec International PLC                 UK
                         Astec France S.A.R.L.                   France
                              BI Technologies S.A.R.L.           France
Branson Ultrasonic S.A.                                          Switzerland
Brooks Instrument Canada Limited                                 Canada
Buehler Ltd.                                                     Illinois
     Buehler Holdings                                            Delaware
     Wirtz-Buehler Corporation                                   Delaware
Clairson International Corp.                                     Florida
     Clairson, Inc.                                              Delaware
     Clairson de Mexico, S.A. de C.V.                            Mexico
     Clairson (Hong Kong) Limited                                Hong Kong
Commercial Cam Co., Inc.                                         Delaware
Compania de Motores Domesticos S.A. de C.V.                      Mexico
Computational Systems, Incorporated                              Tennessee
     CSI Services, Inc.                                          Tennessee
     CSI Technology, Inc.                                        Delaware
     CTL Japan                                                   Japan
     Canada Systems de Mexico                                    Mexico
     Computational Systems, Inc. Europe                          Belgium
          Data Analysis Products, N.V.                           Belgium
Controles Electromecanicos de Mexico S.A. de C.V.                Mexico
Control Techniques (USA) Inc.                                    Delaware
     Control Techniques Drives, Inc.                             Delaware
          Control Techniques Drives Limited                      Canada
Control Techniques Iberia S.A.                                   Spain
Daniel Industries, Inc.                                          Delaware
     Bettis Corporation                                          Delaware
          Bettis Canada Ltd.                                     Canada
          Bettis Electric Actuator Corporation                   Delaware
          Bettis Foreign Sales Corp.                             Barbados
          Bettis France SARL                                     France
          Bettis GmbH                                            Germany
          Bettis Holdings, Ltd.                                  UK
               Bettis UK Ltd.                                    UK
               Prime Actuator Control Systems Ltd.               UK
               Prime Actuator Control Systems UK Ltd.            UK
          Dantorque A/S                                          Denmark
               Dantorque UK Ltd.                                 UK
          Hytork Controls, Inc.                                  Delaware
          Prime Actuator Control Systems, Inc.                   Delaware
          Shafer Valve Company                                   Ohio
               Shafer Valve Company of Houston                   Texas
               Shafer Valve Company de Mexico                    Mexico
     Daniel Automation Company                                   Delaware
     Daniel de Mexico, S.A. de C.V.                              Mexico
     Daniel Industrial, Inc.                                     Delaware
     Daniel En-Fab Systems, Inc.                                 Delaware
     Daniel International Ltd.                                   UK
          Daniel Europe Ltd.                                     UK
               Spectra-Tek International Limited                 UK
                    Daniel Asia Pacific Ltd.                     Singapore
                    Greenfield (UK) Ltd.                         UK
                         Wagon Greenfield Sdn. Bhd.              Malaysia
               Spectra-Tek Holdings Ltd.                         UK
               Spectra-Tek UK Ltd.                               UK
     Daniel Measurement and Control, Inc.                        Delaware
          Daniel Industries Canada Inc.                          Canada
     Daniel Measurement Services, Inc.                           Delaware
          Metco Services, Ltd.                                   UK
     Daniel Valve Company                                        Delaware
          Oilfield Fabricating & Machine, Inc.                   Texas
     Danmasa S.A. de C.V.                                        Mexico
     Hytork International plc                                    UK
          Hytork Controls, Inc.                                  Florida
          Hytork Controls Ltd.                                   UK
          Hytork Controls (Australia) Pty. Ltd.                  Australia
          Hytork LLC                                             Delaware
          Hytork Services Limited                                UK
          Valcon Limited                                         UK
Digital Appliance Controls Manufacturing (Singapore) Pte Ltd.    Singapore
     DACM SDN BHD                                                Malaysia
EECO, Inc.                                                       Delaware
     Apple JV Holding Corp.                                      Delaware
          EGS Electrical Group LLC                               Delaware
               Appleton Electric LLC                             Delaware
                    Appleton Electric, S.A. de C.V.              Mexico
                    Appleton Holding Corp.                       Delaware
                         EGS Electrical Group Canada Ltd.        Canada
                         Easy Heat Ltd.                          Canada
                EGS Holding S.A.R.L.                             France
                    ATX S.A.                                     France
               Easy Heat, Inc.                                   Delaware
               GSEG LLC                                          Delaware
                    O-Z Gedney LLC                               Delaware
               Easy Heat Holding B.V.                            Netherlands
                    Easy Heat Europe B.V.                        Netherlands
                         Easy Heat Polska Sp. z.o.o.             Poland
     Conameter Corporation                                       New Jersey
     Copeland Corporation                                        Delaware
          CDP International, Inc.                                Delaware
          Computer Process Controls, Inc.                        Georgia
          Copeland Access +, Inc.                                Delaware
          CopelandBitzer L.P.                                    Delaware
          CopelandBitzer Management LLC                          Delaware
          Copeland de Mexico S.A. de C.V.                        Mexico
          Copeland Redevelopment Corporation                     Missouri
          Newcope, Inc.                                          Delaware
     Electro-Test, Inc.                                          California
     El-O-Matic USA, Inc.                                        Delaware
     Emerson Electric (U.S.) Holding Corporation                 Delaware
          Automatic Switch Company                               Delaware
               Asco Investment Corp.                             New Jersey
                    Angar Scientific Company, Inc.               New Jersey
                    Asco Controls A.G.                           Switzerland
                         Asco Controls B.V.                      Netherlands
                              Asco Mideast B.V.                  Netherlands
                              Asco Magnesszelep Kft.             Hungary
                              Asco/Joucomatic SP. z.o.o.         Poland
                              Asco/Joucomatic Czech Republic     Czech Republic
                              Asco/Joucomatic Zuid Afrika B.V.   Netherlands
                    Asco Electrical Products Co., Inc.           New Jersey
                    Ascomation Pty. Ltd.                         Australia
                         Ascomation (NZ) Limited                 New Zealand
                    Asco Sweden AB                               Sweden
               Asco (Japan) Company Ltd.                         Japan
               Asco Services, Inc.                               New Jersey
               ASCO Valve Enterprises LLC                        Delaware
               ASCO Valve Investment, Inc.                       Delaware
                    ASCO Valve, L.P.                             Delaware
               ASCO Valve Manufacturing, Inc.                    Delaware
               ASCO Valve Sales, Inc.                            Delaware
               Ascomatica S.A. de C.V.                           Mexico
               Ascoval Industria E Commercio Ltda.               Brazil
               Firetrol, Inc.                                    North Carolina
               Joucomatic Controls, Inc.                         North Carolina
          Branson Ultrasonics Corporation                        Delaware
               American Technology, Inc.                         Connecticut
                    Amtech S.a.r.L.                              France
               Branson Korea Co., Inc.                           Korea
               Branson Ultrasonics S.A.                          Sweden
               Branson Ultrasonidos S.A.E.                       Spain
               Branson Ultrasons S.A.                            France
                    Krautkramer France S.A.                      France
          Camco Vertriebs-GmbH                                   Germany
               Camco Vertriebs-GmbH & Co.                        Germany
          Chromalox GmbH                                         Germany
          Copeland GmbH                                          Germany
               Copeland France S.A.                              France
               Copeland Corporation Limited                      UK
               Copeland Italia S.a.R.l.                          Italy
               Copeland Iberica CIB S.A.                         Spain
               Copeland Refrigeration Europe S.A.                Belgium
               Copeland S.A.                                     Belgium
          El-O-Matic GmbH                                        Germany
          Emerson Electric GmbH                                  Germany
               Emerson Electric GmbH & Co.                       Germany
          Emerson Electric Overseas Finance Corp.                Delaware
               Emerson Electric de Colombia, LTDA                Colombia
               Motores U.S. de Mexico, S.A. de C.V.              Mexico
                    U.S.E.M. de Mexico S.A. de C.V.              Mexico
          Emerson Technologies Verwaltungs GmbH                  Germany
               AmTech American Technologies GmbH & Co.           Germany
               Emerson Technologies GmbH & Co.                   Germany
          Fisher-Rosemount GmbH                                  Germany
               Fisher-Rosemount GmbH & Co.                       Germany
          Heraeus Sensor GmbH                                    Germany
          KVT Technologies, GmbH                                 Germany
               KVT Technologies GmbH & Co.                       Germany
          Krautkramer GmbH                                       Germany
               Krautkramer GmbH & Co.                            Germany
          Liebert GmbH                                           Germany
               Liebert A.G.                                      Switzerland
          PEPT Investment Corporation                            Delaware
               Skil Europe Corporation                           Delaware
          Reglerwerk Dresden GmbH                                Germany
          Ridge Tool GmbH                                        Germany
               Ridge Tool GmbH & Co.                             Germany
                    RIDGID Peddinghaus Werkzeug GmbH             Germany
          Rosemount Inc.                                         Minnesota
               Dieterich Standard, Inc.                          Delaware
               Dieterich Technology Holding Corp.                Delaware
               Fisher-Rosemount AB                               Sweden
               Fisher-Rosemount AS (Norway)                      Norway
               Fisher-Rosemount, S.A.                            Spain
                    Rosemount Portugal Instrumentos Lda.         Portugal
               Fisher-Rosemount Holding AG                       Switzerland
                    Fisher-Rosemount AG                          Switzerland
                              Fisher Rosemount Proses Kontrol
                               Ticaret Limited Sirketi           Turkey
                              Fisher-Rosemount Sro               Czech Republic
                    Fisher-Rosemount A/S                         Denmark
                    Fisher-Rosemount Ges. M.B.H.                 Austria
                         Westinghouse Electric GES m.b.H.        Austria
                    Rosemount Poland Ltd.                        Poland
                         Westinghouse Electric Poland Sp. z.o.o. Poland
                    Westinghouse Process Control (Asia) S.A.     Switzerland
               Fisher-Rosemount Instruments Pty. Ltd.            Australia
                    Emerson Electric Australia Co. Pty. Ltd.     Australia
                    Fisher-Rosemount Ltd.                        New Zealand
               Fisher-Rosemount Japan Co. Ltd.                   Japan
               Fisher-Rosemount Korea Ltd.                       Korea
               Fisher-Rosemount Middle East, Inc.                Delaware
               Fisher-Rosemount Singapore Private Limited        Singapore
                    Fisher-Rosemount Manufacturing (M) SDN BHD   Malaysia
                    Rosemount Shanghai International Trade
                     Co. Ltd.                                    China
                    Westinghouse Electric (Singapore) Ltd.       Singapore
               Fisher-Rosemount Taiwan, Ltd.                     Taiwan
                    Rosemount Instruments Corporation            BVI
               P I Components Corp.                              Texas
               Rosemount Analytical Inc.                         Delaware
               Rosemount China Inc.                              Minnesota
               Rosemount Nuclear Instruments, Inc.               Delaware
               Rosemount Shanghai Co. Ltd.                       China
               Tekmar Company                                    Ohio
          Wirtz-Buehler GmbH                                     Germany
          Xomox Corporation                                      Ohio
               Fisher-Rosemount do Brasil
                Industria e Comercio Ltda.                       Brazil
               Fisher-Rosemount S.A. de C.V.                     Mexico
               Flow Technology, Inc. (Taiwan)                    Ohio
               Flow Technology S.A. de C.V.                      Mexico
               Xomox France S.A.                                 France
               Xomox A.G.                                        Switzerland
               Xomox Chihuahua S.A. de C.V.                      Mexico
               Xomox Corporation de Venezuela, C.A.              Venezuela
               Xomox South America S.A.                          Uruguay
               Xomox Uruguay S.A.                                Uruguay
          Xomox International GmbH                               Germany
               Xomox International GmbH & Co.                    Germany
                    Pfannenschmidt GmbH                          Germany
     Emerson Power Transmission Corporation                      Delaware
          Emerson Chain, Inc.                                    Delaware
          Emerson Motion Control, Inc.                           Minnesota
          Emerson Power Transmission Drives and
           Components, Inc.                                      Delaware
          Emerson Power Transmission Ithaca, Inc.                Delaware
          McGill Manufacturing Company, Inc.                     Indiana
               Emerson Power Transmission Bearings, Inc.         Delaware
                    Emerson Power Transmissions
                     Manufacturing, L.P.                         Missouri
               Emersub LXXII, Inc.                               Delaware
               McGill International, Inc.                        Taiwan
     Environmental Remediation Management, Inc.                  Delaware
     Krautkramer-Branson, Incorporated                           Connecticut
     Liebert Corporation                                         Ohio
          Control Concepts Corporation                           Delaware
          Computersite-Preparations, Inc.                        Ohio
          Global Energy Services, Inc.                           Delaware
          Liebert Asia Ltd.                                      Hong Kong
               Wuhan Liebert Computer Power Support System
                Limited                                          China
          Liebert Corporation Australia Pty, Ltd.                Australia
               Atlas Air Australia Pty. Ltd.                     Australia
               Rougemont Enterprises Pte. Ltd.                   Singapore
          Liebert Far East Pte. Ltd.                             Singapore
               Atlas Air (S.E.A.) Pte Ltd.                       Singapore
               Liebert (Malaysia) Sdn. Bhd.                      Malaysia
          Liebert Field Services, Inc.                           Delaware
          Liebert Global Services, Inc.                          Delaware
          Liebert International B.V.                             Netherlands
          Liebert North America, Inc.                            Delaware
          Liebert Property Holdings, LLC                         Delaware
          Liebert Tecnologia Ltda.                               Brazil
          Liebert (Thailand) Co. Ltd.                            Thailand
          Northeast Electrical Testing, Inc.                     Delaware
     Micro Motion, Inc.                                          Colorado
     Ridge Tool Company                                          Ohio
          Emerson Electric SRL                                   Italy
          Ridge Tool (Australia) Pty., Ltd.                      Australia
          Ridge Tool Manufacturing Company                       Delaware
          Ridge Tool Pattern Company                             Delaware
          Ridge Werkzeuge AG                                     Switzerland
          Ridgid, Inc.                                           Delaware
     Therm-O-Disc, Incorporated                                  Ohio
          Componentes Avanzados de Mexico, S.A. de C.V.          Mexico
          Controles de Temperatura S.A. de C.V.                  Mexico
E.G.P. Corporation                                               Delaware
Electronic Control Systems, Inc.                                 West Virginia
     Fairmont Building and Investment Corp.                      West Virginia
Emermex S.A. de C.V.                                             Mexico
Emerson Electric (Asia) Limited                                  Hong Kong
     Branson Ultrasonics (Asia Pacific) Co. Ltd.                 Hong Kong
     Emerson Electric (South Asia/Pacific) Pte. Ltd.             Singapore
Emerson Electric II, C.A.                                        Venezuela
     Emerson Electric, C.A.                                      Venezuela
Emerson Electric Foreign Sales Corporation                       Virgin Islands
Emerson Electric International, Inc.                             Delaware
Emerson Electric Ireland Ltd.                                    Bermuda
     Emersub Treasury Ireland                                    Ireland
Emerson Electric (Mauritius) Ltd.                                India
     Emerson Electric Company India Private Ltd.                 India
     Westinghouse Electric Private Ltd. (India)                  India
     Westinghouse Electric Private Ltd. (Mauritius)              India
Emerson Electric Nederland B.V.                                  Netherlands
     Branson Ultrasonics B.V.                                    Netherlands
     Beckman Industrial B.V.                                     Netherlands
     Brooks Instrument B.V.                                      Netherlands
          Emerson Computer Power B.V.                            Netherlands
     Capax Electrische Apparatenfabriek B.V.                     Netherlands
     Crouzet Appliance Controls D.O.O.                           Slovenia
     Emerson Electric RG                                         Russia
     Emerson Electric Slovakia Limited                           Slovakia
     Vuma a.s.                                                   Czech Republic
     Emerson Electric, SpoL, s.r.o.                              Czech Republic
     Fisher-Rosemount B.V.                                       Netherlands
          Fisher-Rosemount Manufacturing B.V.                    Netherlands
     Fisher-Rosemount Temperature B.V.                           Netherlands
     Fusite, B.V.                                                Netherlands
     New-Tech Cuijk B.V.                                         Netherlands
          El-O-Matic B.V.                                        Netherlands
               El-O-Matic Valve Actuators (F.E.) Pte. Ltd.       Singapore
               El-O-Matic S.A. (Proprietary) Ltd.                South Africa
                    Va-con (Pty.) Ltd.                           South Africa
     Therm-O-Disc Europe B.V.                                    Netherlands
Emerson Electric Puerto Rico, Inc.                               Delaware
     Emerson Puerto Rico, Inc.                                   Delaware
Emerson Electric (Taiwan) Company Limited                        Taiwan
Emerson Finance Co.                                              Delaware
     Emersub XIX, Inc.                                           Delaware
Emerson Global Finance Company                                   Missouri
Emerson Middle East, Inc.                                        Delaware
Emerson Pacific Pte. Ltd.                                        Singapore
Emerson Sice S.p.A.                                              Italy
     Branson Ultrasuoni S.P.A.                                   Italy
     C.E. Set S.R.L.                                             Italy
          CODI S.p.A.                                            Italy
          Plaset, S.p.A.                                         Italy
     Fisher-Rosemount Italia S.R.L.                              Italy
     Hiross Holding AG                                           Austria
          Hiross International Corporation BV                    Netherlands
               Hiross Management SA                              Switzerland
          Hiross S.p.A.                                          Italy
               Hiross AG                                         Switzerland
               Hiross Ltd.                                       UK
               Hiross SA                                         France
               Hiross Austria GmbH                               Austria
                    Hiross Hungaria Kft                          Hungary
               Hiross Batliboi Ltd.                              India
               Hiross Deutschland GmbH                           Germany
               Hiross Flexible Space System S.r.l.               Italy
               Mecanotronic GmbH                                 Austria
     Suvretta S.p.A.                                             Italy
          Sirai Elettromeccanica s.r.l.                          Italy
               Sirai Deutschland GmbH                            Germany
     Xomox Italia S.R.L.                                         Italy
Emersub XLIII, Inc.                                              Ohio
Emersub XLV, Inc.                                                Delaware
     Valycontrol, S.A. de C.V.                                   Mexico
          Filcore, Inc.                                          Texas
Emersub XLVI, Inc.                                               Nevada
     Wilson Investment 2, Inc.                                   Delaware
     Copesub, Inc.                                               Delaware
          Alliance Compressors LLC                               Delaware
Emersub LII, Inc.                                                Delaware
Emersub LIV, Inc.                                                Delaware
Emersub LXVI, Inc.                                               Nevada
Emersub LXXIII, Inc.                                             Illinois
Emersub LXXVI, Inc.                                              Delaware
     Lipe-Rollway Corporation                                    New York
          Lipe-Rollway International Ltd.                        Delaware
               Lipe-Rollway Australia Pty. Ltd.                  Australia
               Lipe-Rollway de Mexico, S.A. de C.V.              Mexico
               Lipe-Rollway Deutschland GmbH                     Germany
               Lipe-Rollway N.V.                                 Belgium
Emersub LXXVIII, Inc.                                            Delaware
Emersub LXXIX, Inc.                                              Delaware
Emersub LXXX, Inc.                                               Delaware
Emersub LXXXIV, Inc.                                             Delaware
Emersub LXXXV, Inc.                                              Delaware
Emersub LXXXVI, Inc.                                             Delaware
Emersub LXXXVII, Inc.                                            Delaware
Emersub LXXXVIII, Inc.                                           Delaware
Emsub, Inc.                                                      Delaware
EMR Foundation, Inc.                                             Delaware
EMR Holdings, Inc.                                               Delaware
     Branson de Mexico, S.A. de C.V.                             Mexico
     Copeland Compresores Hermeticos, S.A. de C.V.               Mexico
     Copeland Korea, Inc.                                        Korea
     Digital Appliance Controls, S.A. de C.V.                    Mexico
     EMR Manufacturing (M) Sdn Bhd                               Malaysia
     Emerson Argentina S.A.                                      Argentina
     Emerson Electric Canada Limited                             Canada
          Ascolectric Limited                                    Canada
               Ascolectric Brantford Ltd.                        Canada
          Fisher Controls Inc. (Controles Fisher Inc.)           Canada
          Fisher-Rosemount Instruments Ltd.                      Canada
          KVT Technologies, Inc.                                 Canada
          Tech-Met Canada Limited                                Canada
          Thermo-O-Disc (Canada) Limited                         Canada
          Xomox Canada Ltd.                                      Canada
     Emerson Electric Chile Ltda.                                Chile
     Emerson Electric (China) Holdings Ltd.                      China
          Beijing Rosemount Far East Instrument Co., Ltd.        China
          Clairson (Jiangmen) Storage Limited                    China
          Emerson Electric (Suzhou) Co. Ltd.                     China
          Emerson Electric (Tianjin) Co., Ltd.                   China
          Emerson Engineering System (Shanghai) Co., Limited     China
          Emerson Electric (Shenzhen) Co., Limited               China
          Emerson Machinery & Equipment (Shenzhen) Co. Ltd.      China
          Emerson Trading (Shanghai) Co. Ltd.                    China
          Emerson Fusite Electric (Shenzhen) Co. Ltd.            China
          Emerson White-Rodgers Electric (Xiamen) Co., Ltd.      China
          Ridge Tool (Hangzhou) Co., Ltd.                        China
          Shanghai Branson Ultrasonics Co., Ltd.                 China
          Shenyang Copeland Refrigeration Co., Ltd.              China
     Emerson Electric de Mexico S.A. de C.V.                     Mexico
          Ascotech, S.A. de C.V.                                 Mexico
          Motores Reynosa, S.A. de C.V.                          Mexico
     Emerson Electric do Brasil Ltda.                            Brazil
          Copeland do Brasil Ltda.                               Brazil
     Emerson Electric Hungary Ltd.                               Hungary
     Emerson Electric Korea Ltd.                                 Korea
     Emerson Electric (M) SDN BHD                                Malaysia
     Emerson Electric Poland Sp. z.o.o.                          Poland
     Emerson Electric (Thailand) Limited                         Thailand
     Emerson Europe S.A.                                         France
          Asco Joucomatic S.A.                                   France
               Asco Joucomatic GmbH                              Germany
                    Asco Joucomatic GmbH & Co.                   Germany
               Joucomatic Controls Pty. Limited                  Australia
               Asco Joucomatic S.p.A.                            Italy
               Asco Joucomatic N.V.                              Belgium
               Fluidocontrol S.A.                                Spain
               Sotrac S.r.l.                                     Italy
          Crouzet Appliance Controls S.A.                        France
               Crouzet Appliance Controls SpA                    Italy
          Francel S.A.                                           France
               CD GAZ Systemes S.A.                              France
          Leroy-Somer S.A.                                       France
               Bertrand Polico S.A.                              France
               Comercial Leroy-Somer Ltda.                       Chile
               Constructions Electriques DeBeaucourt S.A.S.      France
               Electronique du Sud-Quest S.A.                    France
                    Atelier de Bobinage de Moteurs Electriques
                     S.a.r.L.                                    France
                    Diffusion Mecanique Electricite S.A.         France
                    Electro Maintenance Courbon S.A.             France
                    Etablissements Belzon & Richardot S.A.R.L.   France
                    Etablissements de Cocard S.A.                France
                    Etablissements J. Michel S.A.R.L.            France
                    Etablissements Suder et Fils S.A.R.L.        France
                    Houssin S.A.R.L.                             France
                    Leroy-Somer Canada Ltd.                      Canada
                    Lorraine Services Electrique Electronique
                     Electromecanique S.a.r.l.                   France
                    M.I.S. Kerebel Provence S.A.R.L.             France
                    M.I.S. Poitouraine S.A.R.L.                  France
                    M.I.S. SPIRE S.A.R.L.                        France
                    M.L.S. Holice Spol. s.r.o.                   Czech Republic
                    Maintenance Industrie Service S.a.r.L.       France
                    Maintenance Industrie Service Flandres SARL France Maintenance Industrie Services Rennes
                     S.a.r.L.                                    France
                    Maintenance Industrie Services Rhone-Alpes
                     S.A.R.L.                                    France
                    Maintenance Industrie Services Toulouse
                     S.a.r.L.                                    France
                    Marcel Oury S.A.R.L.                         France
                    MEZIERES S.A.R.L.                            France
                    Navarre Services S.A.R.L.                    France
                    Ouest Electro Service S.A.R.L.               France
                    Poteau Moderne du Sud-Ouest S.A.             France
                    Radiel Bobinage S.A.R.L.                     France
                    Societe Nouvelle Paillet Services S.A.R.L.   France
                    Societe Nouvelle Silvain S.A.R.L.            France
                    Societe DeReparation Electro-Mecanique
                     S.A.R.L.                                    France
                    Sud Bobinage S.A.R.L.                        France
                    Viet Services S.A.R.L.                       France
               Etablissements Sevenier S.A.                      France
               Etablissements Trepeau S.A.                       France
               Girard Transmissions S.A.                         France
               IMI Kft                                           Hungary
               La Francaise de Manutention S.A.                  France
               Leroy-Somer AB                                    Sweden
               Leroy-Somer A/S                                   Denmark
               Leroy-Somer A/S                                   Norway
               Leroy-Somer BV                                    Netherlands
               Leroy-Somer Elektroantriebe GmbH                  Austria
               Leroy-Somer Elektromotoren GmbH                   Germany
               Leroy-Somer Ltd.                                  UK
               Leroy-Somer Maroc S.A.                            Morocco
               Leroy-Somer Motores E Sistemas Electromecanicos
                Ltda.                                            Portugal
               Leroy-Somer N.V.                                  Belgium
               Leroy-Somer OY                                    Finland
               Leroy-Somer Pty. Ltd.                             South Africa
               Leroy-Somer (Pty) Ltd.                            Australia
               Leroy-Somer S.A.                                  Switzerland
               Leroy-Somer S.A.                                  Spain
               Leroy-Somer (SEA) Pte. Ltd.                       Singapore
               Leroy-Somer S.p.A.                                Italy
               Maintenance Industrielle de Vierzon S.A.          France
               MLS Industries Inc.                               Delaware
                    Yorba Linda International Inc.               Delaware
               Motadour S.A.                                     France
               Moteurs Leroy-Somer S.A.                          France
               Moteurs Patay S.A.                                France
               Societe Anonyme de Mecanique et D'outillage du
                Vivarais S.A.                                    France
               Societe Commerciale des Ateliers de Constructions
                Electriques Dorleans S.A.                        France
               Societe Confolentaise de Metalurgie S.A.          France
               Societe de Mecanique et D'Electrothermie des
                Pays de L'Adour S.A.                             France
          Liebert France S.A.                                    France
          Ridgid France S.A.                                     France
     Emerson Holding AG                                          Switzerland
          Fisher-Rosemount Europe Middle East & Africa GmbH      Switzerland
          Fisher-Rosemount Systems GmbH                          Switzerland
     Emerson Laminaciones de Acero de Monterrey, S.A. de C.V.    Mexico
     Emersub Mexico, Inc.                                        Nevada
          Emersub 1 LLC                                          Delaware
          Intermetro de Mexico, S. de R.L. de C.V.               Mexico
     Emersub XXXVI, Inc.                                         Delaware
          Digital Appliance Controls (UK) Limited                UK
               Control Techniques Ltd.                           UK
                    Control Techniques (Holding) GmbH            Germany
                         Control Techniques GmbH                 Germany
                         INAG Industrielle Antriebs-systeme
                          GmbH                                   Germany
                         Reta Anlagenbau GmbH                    Germany
                         Reta Elektronic GmbH                    Germany
                    Control Techniques Asia-Pacific Pte. Ltd.    Singapore
                         Control Techniques Drives (Malaysia)
                          Sdn Bhd                                Malaysia
                         Control Techniques Singapore Pte
                          Limited                                Singapore
                         Control Techniques (Thailand) Limited   Thailand
                         PT Kontrol Teknik Indonesia             Indonesia
                    Control Techniques Australia Pty Ltd.        Australia
                    Control Techniques Bermuda Limited           Bermuda
                    Control Techniques Drives Limited            UK
                         K.T.K. (Newton) Limited                 UK
                    Control Techniques Dynamics Limited          UK
                         Evershed Powerotor Limited              UK
                         Moore Reed & Company Limited            UK
                    Control Techniques Italia srl                Italy
                    Control Techniques Precision Systems
                     Limited                                     UK
                    Control Techniques SKS Oy                    Finland
                         Dynamec KY                              Finland
                         Mechatronics OY                         Finland
                         Sofftpoint KY                           Finland
                    Control Techniques SpA                       Italy
                    Control Techniques Sweden AB                 Sweden
                    Control Techniques Worldwide BV              Netherlands
                         Control Technika Kft.                   Hungary
                    Control Techniques Automation BV             Netherlands
                    Control Techniques BV                        Netherlands
                    Control Techniques Brno s.r.o.               Czech Republic
                    Control Techniques China Pte. Ltd.           Hong Kong
                    Control Techniques Denmark A/S               Denmark
                    Control Techniques Elpro Automation Limited  India
                    Control Techniques Endustriyel Control
                     Sistemieri Sanayii Ve Ticaret A.S.          Turkey
                    Control Techniques GesbmH                    Austria
                    Control Techniques India Limited             India
                    Control Techniques Norway A/S                Norway
                    Control Techniques NV/SA                     Belgium
                    Control Techniques Vietnam Limited           Vietnam
                    CTS Control Techniques Antriebsregelungen
                     GmbH                                        Switzerland
                    DrivesShop Limited                           UK
               Electric Drives Limited                           Ireland
                    Electric Drives Manufacturing Limited        Ireland
               Foray 600 Limited                                 UK
               Foray 606 Limited                                 UK
               Siliconics (Pty) Ltd.                             South Africa
          Emerson Holding Company Limited                        UK
               Asco Joucomatic Ltd.                              UK
                    Joucomatic Controls Ltd.                     UK
               Computational Systems, Limited                    UK
               Copeland Ltd.                                     N. Ireland
               El-O-Matic Limited                                UK
               Emerson Electric (U.K.) Limited                   UK
                    Liebert Ltd.                                 UK
                    Liebert Swindon Ltd.                         UK
               Fisher-Rosemount Limited                          UK
                    Emerson U.K. Trustees Limited                UK
                    Farris Engineering Ltd.                      UK
                    Fisher-Rosemount Manufacturing Ltd.          UK
                    Fisher Governor Company Ltd.                 UK
                    Westinghouse Process Control UK Ltd.         UK
                    Xomox Limited                                UK
               Pactrol Control Limited                           UK
               Switched Reluctance Drives Ltd. (SDRL)            UK
                    SR Drives Manufacturing Ltd.                 UK
                    Reluctance Motors Ltd.                       UK
     F-R Technologias de Flujo, S.A. de C.V.                     Mexico
     Fisher-Rosemount del Peru S.A.C.                            Peru
     Fisher-Rosemount Hungary Ltd.                               Hungary
     Fisher-Rosemount Manufacture Ltd.                           Hungary
     Liebert Europe Espana S.A.                                  Spain
     Motoreductores U.S., S.A. de C.V.                           Mexico
     P.T. Emerson Electric Indonesia                             Indonesia
     Rey-Lam, S. de R.L. de C.V.                                 Mexico
     Rotores S.A. de C.V.                                        Mexico
     Termotec de Chihuahua S.A. de C.V.                          Mexico
     Wilson Investment 1, Inc.                                   Delaware
Etirex S.A.                                                      France
Fisher Controls International, Inc.                              Delaware
     Exac Corporation                                            California
     Fisher Controles Industria E Commercio Ltda.                Brazil
     Fisher-Rosemount Do Brasil Ltda.                            Brazil
     Fisher Controls De Mexico, S.A. de C.V.                     Mexico
     Fisher-Rosemount China Limited                              Hong Kong
          Tianjin Fisher Controls Valve Co. Ltd.                 China
     Fisher Controls Pty. Limited                                Australia
     Fisher Service Company                                      Delaware
     Fisher-Rosemount Systems, Inc.                              Delaware
          Orion CEM, Inc.                                        Delaware
          Westinghouse Process Control, Inc.                     Delaware
               Westinghouse International Process Control Corp.  Delaware
     Fisher-Rosemount de Venezuela S.A.                          Venezuela
     Fro-Mex, S.A. de C.V                                        Mexico
     H.D. Baumann Inc.                                           Delaware
     Mountain Controls Group Co.                                 West Virginia
     Nippon Fisher Company Ltd.                                  Japan
          Fisco Ltd. (Fisco Kabushiki Kaisha)                    Japan
Fisher Rosemount, Inc.                                           Delaware
Fisher-Rosemount N.V./S.A.                                       Belgium
     Senpro N.V.                                                 Belgium
Fisher-Rosemount S.A.                                            France
Fusite Corporation                                               Ohio
     Emerson Japan, Ltd.                                         Japan
          F-R Intex Co. Ltd.                                     Japan
          Taiyo Emerson Ltd. Japan                               Japan
Fusite Land Company                                              Delaware
High Voltage Maintenance Corporation                             Ohio
Humboldt Hermetic Motor Corp.                                    Delaware
Innoven III Corporation                                          Delaware
Intellution, Inc.                                                Massachusetts
     Intellution Australia Pty Ltd.                              Australia
     Intellution GmbH                                            Germany
     Intellution Korea Limited                                   Korea
     Intellution K.K. (Japan) Incorporated                       Japan
     Intellution Limited                                         UK
     Intellution SARL                                            France
     Intellution South Asia Pte. Ltd.                            Singapore
     Wizdom Controls, Inc.                                       Delaware
Kato Engineering, Inc.                                           Delaware
Kop-Flex, Inc.                                                   Delaware
     Kop-Flex Canada Limited                                     Canada
Louisville Ladder Holding Corp.-Nevada                           Nevada
     Louisville Holding Corp.- Delaware                          Delaware
MagneTek China Limited                                           Cayman Islands
     MagneTek Fuzhou Generator Company Limited                   China
Metaloy, Inc.                                                    Massachusetts
Metropolitan International, Inc.                                 Nevada
     InterMetro Industries Corporation                           Nevada
     InterMetro Industries Corporation                           Delaware
          Metro Industries, Inc.                                 Nevada
          Metropolitan Wire (Canada) Ltd.                        Canada
          Metropolitan Wire Corporation                          Pennsylvania
Motores Hermeticos del Sur, S.A. de C.V.                         Mexico
PC & E, Inc.                                                     Missouri
Ridge Tool Europe NV                                             Belgium
     Ridgid Scandinavia A/S                                      Denmark
Ridge Tool Europe S.A.                                           Belgium
     Ridgid Vaerktoj A/S                                         Denmark
Ridgid Ferramentas E. Maquinas, Ltda.                            Brazil
SWECO Europe, S.A.                                               Belgium
Termocontroles de Juarez S.A. de C.V.                            Mexico
The Sulton Company, Inc.                                         Delaware
Transmisiones de Potencia Emerson S.A. de C.V.                   Mexico
Vermont American Corporation                                     Delaware
     Carbbits, Inc.                                              South Carolina
     Credo Tool Company                                          Delaware
          Carbide Blast Joints, Inc.                             Texas
          DML Industrial Products, Inc.                          North Carolina
          Vermont American Corporation, Fountain Inn             Delaware
          Primark DML, Inc.                                      North Carolina
          VAC Data Management, Inc.                              Delaware
          VAC Services LP                                        Kentucky
     Gilmour Enterprises, Inc.                                   Delaware
          Gilmour Manufacturing Company                          Pennsylvania
               Gilmour, Inc.                                     Delaware
     VA Export, Ltd.                                             Virgin Islands
     VA Holding Company                                          Delaware
     VA (Hong Kong) Limited                                      Hong Kong
     Vermont American Asia-Pacific, Inc.                         Delaware
     Vermont American (Australia) Ltd.                           Nevada
     Vermont American Canada Inc.                                Canada
     Vermont American Tool Company                               Delaware
     Vermont Westa Werkzeugbau GmbH                              Germany
Wer Canada Inc.                                                  Canada
Western Forge Corporation                                        Delaware
White-Rodgers Limited                                            Canada
Wiegand S.A. de C.V.                                             Mexico